DEED BOOK   PAGE                                         [STAMP]
  5484      0758                                PRESENTED FOR REGISTRATION
                                                    APR 29  4 24 PM '87

                                                    CHARLES E. CROWDER
                                                    REGISTER OF DEEDS
                                                    MECKLENBURG CO. N.C.

   Excise Tax                                   Recording Time, Book and Page
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Tax Lot No. 133-081-22             Parcel Identifier No.________________________
Verified by _____________________ County on the _______day of __________, 19____
By______________________________________________________________________________

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Mail after recording to Parker, Poe, et al (AGWjr)                     FEE   9.5
                        2600 Charlotte Plaza, Charlotte, NC 28244      < >   9.5
This instrument was prepared by A. Grant Whitney, Jr.                  CASH  9.5
Brief description for the Index    =============================
                                   =============================
                                                            11:26   #3988 0000
                                                            04/29/87

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                      NORTH CAROLINA GENERAL WARRANTY DEED

THIS DEED made this 24th day of April, 1987, by and between

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                                    GRANTOR

                     BRUTON SMITH and wife, BONNIE J. SMITH

                                    GRANTEE

              STC PROPERTIES, a North Carolina General Partnership

                                 P.O. Box 18747
                             Charlotte, N.C. 28218


Enter in appropriate block for each party: name, address, and if appropriate, character of entity, e.g. corporation or partnership.

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The  designation  Grantor and Grantee as used herein shall include said parties, their heirs, successors, and assigns, and shall include singular, plural, masculine, feminine or neuter as required by context.

WITNESSETH, that the Grantor, for a valuable consideration paid by the Grantee, the receipt of which is hereby acknowledged, has and by these presents does grant, bargain, sell and convey unto the Grantee in fee simple, all that certain lot or parcel of land situated in the City of Charlotte Township, Mecklenburg County, North Carolina and more particularly described on Exhibit A, attached hereto and incorporated herein by reference.

The above-described land is a portion of the land that was conveyed to Bruton Smith by Deed recorded in Book 4160, at Page 986, Mecklenburg County Public Registry.

DEED BOOK      PAGE
  5484         0759

The property hereinabove described was acquired by Grantor by instrument recorded in ___________________________________________________________________

A map showing the above described property is recorded in Plat Book ____________ page _____.

TO HAVE AND TO HOLD the aforesaid lot or parcel of land and all privileges and appurtenances thereto belonging to the Grantee in fee simple.

And the Grantor covenants with the Grantee, that Grantor is seized of the premises in fee simple, has the right to convey the same in fee simple, that title is marketable and free and clear of all encumbrances, and that Grantor will warrant and defend the title against the lawful claims of all persons whomsoever except for the exceptions hereinafter stated. Title to the property hereinabove described is subject to the following exceptions.

See Exhibit B, Permitted Exceptions, attached hereto and incorporated by reference herein.


IN WITNESS WHEREOF, the Grantor has hereunto set his hand and seal, or if corporate, has caused this instrument to be signed in its corporate name by its duly authorized officers and its seal to be hereunto affixed by authority of its Board of Directors, the day and year first above written.


                               USE BLACK INK ONLY

                                        /s/ Bruton Smith
 ------------------------------         ------------------------------(SEAL)
     (Corporate Name)                       BRUTON SMITH

By:                                     /s/ Bonnie J. Smith
   ----------------------------         ------------------------------(SEAL)
                                            BONNIE J. SMITH

----------------------President         ------------------------------(SEAL)

ATTEST:

-------------------------------         ------------------------------(SEAL)


----------------------Secretary
(Corporate Seal)

    SEAL-STAMP
  (NOTARY PUBLIC
           SEAL)

Use Black Ink

NORTH CAROLINA,  MECKLENBURG  County,

I, a Notary Public of the County and State aforesaid, certify that Bruton Smith and wife, Bonnie J. Smith, Grantor, personally appeared before me this day and acknowledged the execution of the foregoing instrument. Witness my hand and official stamp or seal, this 24th day of April, 1987.

My commission expires: Commission Expires November 18, 1990 /s/ Dorothy K. Morris Notary Public

================================================================================

SEAL-STAMP

Use Black Ink

NORTH CAROLINA, _______________ County I, a Notary Public of the County and State aforesaid, certify that ___________________ personally came before me this day and acknowledged that _____ he is ________ Secretary of ____________________ a North Carolina corporation and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its _________ President, sealed with its corporate seal and attested by ___________ as its _____________ Secretary. Witness my hand and official stamp or seal, this _____ day of ________, 19___.

My commission expires: _______________________________________     Notary Public

================================================================================

The foregoing Certificate of Dorothy K. Morris, a Notary Public for said County and State is certified to be correct. This instrument and this certificate are duly registered at the date and time and in the Book and Page shown on first page hereof.

Charles E. Crowder REGISTER OF DEEDS FOR Mecklenburg COUNTY

By /s/ Mary A.<illegible> Deputy - Register of Deeds

                          This 29th day of April, 1987
See Pages 760 - 761

DEED BOOK  PAGE
  5484     0760


                                   EXHIBIT A

To Deed from Bruton Smith and wife, Bonnie J. Smith to STC Properties dated April 24, 1987.

BEGINNING at a point in the northernmost corner of the land conveyed to R.B. Borough by deed recorded in Book 4267, Page 370, Mecklenburg County Public Registry and which point of beginning is also located in the southeasterly boundary of the land conveyed to MJMRIM & AAM Investment Corp. by deed recorded in Book 3313, Page 425, Mecklenburg County Public Registry; and runs thence with the southeasterly boundary of the MJMRIM & AAM Investment Corp. Land N. 55-36-20
E. 403.96 feet to a point in the southerly boundary of Lot 3, Block 29 of Idlewild #1, Map Book 10, Page 301 Mecklenburg County Public Registry; and runs thence with the southerly boundaries of Lots 3, 4, 5, 6, 7, 8, and 9, Block 29 of Idlewild #1, Map 10, Page 301, Mecklenburg County Public Registry S. 85-05-02
E. 585.07 feet to a point in the northwesterly corner of Lot 2, Block I of Cedars East (Section III) as shown on map thereof recorded in Map Book 15, Page 245, Mecklenburg County Public Registry; thence with the westerly boundaries of Lots 2 and 1, Block I, a 50-foot Street and Lots 1, 2, 3, 4, 5, 6 and 7, Block D, all of Cedars East (Section III) as shown on map thereof recorded in Map Book 15, Page 245, Mecklenburg County Public Registry and the westerly boundary of the land conveyed to Chatham Associates L.P. by deed recorded in Book 3976, Page 150 (and shown on map recorded in Map Book 14, Page 439), Mecklenburg County Public Registry S. 15-16-31 E. 1370.43 feet to a point in the northernmost corner of the land conveyed to Lincoln National Life Insurance Company by deed recorded in Book 4528, Page 475 Mecklenburg County Public Registry; thence with the northwesterly boundary of the Lincoln National Life Insurance Company Land
S. 55-35-47 W. 257.78 feet to a point; thence N. 34-23-40 W. 1205.17 feet to a point; thence S. 55-36-20 W. 150.00 feet to a point at the easternmost corner of the land conveyed to R.B. Borough by deed recorded in Book 4267, Page 370, Mecklenburg County Public Registry; thence with the northeasterly boundary of the Borough Land N. 34-23-40 W. 400.36 feet to the BEGINNING, containing 19.7996 acres, all as shown on survey prepared by R.B. Pharr & Associates, P.A. dated September 15, 1986 (File No. W-916).

TOGETHER with the right to use, in common with others, that certain 60-foot non-exculsive access easement and drainage easement recorded in Book 4253, Page 767, Mecklenburg County Public Registry.


STC Properties

DEED BOOK  PAGE
  5484     0761

                                   EXHIBIT B

Permitted Exceptions to Deed From Bruton Smith and wife Bonnie J. Smith to STC Properties dated April 24, 1987.

1.   Taxes for the year 1987, not yet due and payable.

2. Deed of Trust to William H. Cannon, Trustee for NCNB National Bank of North Carolina, recorded in Book 4163, Page 32, Mecklenburg County Public Registry.

3. Deed of Trust to Trustee for NCNB National Bank of North Carolina, recorded in Book 4616, Page 156, Mecklenburg County Public Registry.

4. Deed of Trust to Trustee for NCNB National Bank of North Carolina, recorded in Book 4874, Page 20, Mecklenburg County Public Registry.

5. Right of way to the City of Charlotte, recorded in Book 4253, Page 764, Mecklenburg County Public Registry.

6. Terms and conditions of that 60-foot non-exculsive access easement and drainage easement recorded in Book 4253, Page 767; fee title to land under access easement is subject to Deed of Trust recorded in Book 4253, Page 769.

7.   Easement for Retention Pond, recorded in Book 4394, Page 614.

8.   Rights of tenant(s) in possession under unrecorded lease(s).

9. Such state of facts occurring subsequent to September 15, 1986, date of survey by R.B. Pharr, as would be disclosed by a current accurate survey and inspection of the premises.